EXHIBIT 99

[AMERICAN MEDICAL SECURITY GROUP, INC. LOGO]

                                                   P.O. Box 19032 Green Bay, WI
                                                   54307-9032

                                                   FOR MORE INFORMATION CONTACT:
                                                   Cliff Bowers
                                                   Vice President
                                                   Corporate Communications
                                                   (920)661-2766

---------------------------
   NEWS RELEASE
   for Immediate Release
---------------------------

                     AMERICAN MEDICAL SECURITY GROUP REPORTS
                      THIRD QUARTER 2003 FINANCIAL RESULTS

                     o RECORD QUARTERLY INCOME
                     o EARNINGS PER DILUTED SHARE OF $0.61 IN QUARTER (INCLUDING
                       REALIZED INVESTMENT GAINS AND INCOME FROM DISCONTINUED OPERATIONS)
                     o FULL YEAR 2004 EARNINGS GUIDANCE IN A RANGE OF $2.13 TO
                       $2.18 PER DILUTED SHARE


         GREEN BAY, Wis. - November 3, 2003 - American Medical Security Group, Inc. (NYSE: AMZ) (AMS), today reported GAAP net income for the third quarter of 2003 of $8.8 million or $0.61 per diluted share.

         Adjusted net income (See Note No.1) for the third quarter of 2003 was $7.0 million or $0.49 per diluted share. Adjusted net income for the quarter excludes $0.06 per diluted share from realized investment gains, as well as income from discontinued operations of $0.06 per diluted share which is primarily from the September 2003 gain on the sale of the company's subsidiary, Accountable Health Plans of America, Inc. Adjusted net income in the quarter compares to $5.8 million or $0.42 per diluted share for the third quarter of 2002.

         GAAP net income for the first nine months of 2003 was $22.0 million or
$1.58 per diluted share.   GAAP income for the first nine months of 2002 was
$16.4 million or $1.18 per diluted share, before the cumulative effect of a change in accounting principle associated with the adoption of SFAS No. 142 (write down of goodwill). Adjusted net income for the first nine months of 2003 was $20.1 million or $1.44 per diluted share compared to $16.8 million or $1.20 per diluted share for the first nine months of 2002.

                                      More

                                     Ad One

         Quarterly and year-to-date GAAP net income and income per share reconcile to adjusted net income and adjusted net income per share as follows:

                            NET INCOME RECONCILIATION



                                            Three Months Ended              Nine Months Ended
                                               September 30,                  September 30,
                                            2003          2002              2003         2002
                                           ---------------------------------------------------
INCOME (millions)
GAAP Net Income (Loss)                     $  8.8        $  5.7           $  22.0     $(43.7)
  Less:  Cumulative Effect of Change
    In Accounting Principle                     -             -                 -      (60.1)
----------------------------------------------------------------------------------------------
Income Before Change in Accounting Principle  8.8           5.7              22.0       16.4
  Less:  Income (Loss) from
     Discontinued Operations                  0.9          (0.1)              0.7       (0.5)
----------------------------------------------------------------------------------------------
Income from Continuing Operations             7.9           5.8              21.3       16.9
  Less:  Realized Investment Gains,
         Net of Tax                           0.9           0.0               1.2        0.1
----------------------------------------------------------------------------------------------
Adjusted Net Income (1)                    $  7.0        $  5.8           $  20.1    $  16.8
==============================================================================================

INCOME PER SHARE - DILUTED
GAAP Net Income (Loss) Per Share           $  0.61       $  0.42          $   1.58   $  (3.13)
  Less:  Cumulative Effect of Change
    In Accounting Principle                      -             -                 -      (4.31)
----------------------------------------------------------------------------------------------
Income Before Change in Accounting Principle  0.61          0.42              1.58       1.18
  Less:  Income (Loss) from
     Discontinued Operations                  0.06         (0.01)             0.05      (0.03)
----------------------------------------------------------------------------------------------
Income from Continuing Operations             0.55          0.42              1.52       1.21
  Less:  Realized Investment Gains,
         Net of Tax                           0.06          0.00              0.08       0.00
----------------------------------------------------------------------------------------------
Adjusted Net Income Per Share (1)          $  0.49       $  0.42          $   1.44   $   1.20
==============================================================================================
                 PER SHARE COLUMNS MAY NOT TOTAL DUE TO ROUNDING


         "Our net income in the third quarter is the highest since AMZ shares were first publicly traded in 1998," said Samuel V. Miller, AMS Chairman, President & Chief Executive Officer. "We're delighted that our strategy to focus on core markets with a disciplined approach to pricing has produced a three-year history of improving earnings performance. Our efforts continue to be centered on opportunistic product development, plans to increase penetration in select markets and a number of other growth strategies."

                                   REVENUES(2)

         Total revenues for the third quarter of 2003 were $185 million, down slightly from the $186 million reported for the second quarter of 2003. Total revenues were $195 million in the third quarter of 2002. For the first nine months of 2003, total revenues were $558 million, compared to $597 million for the same period of 2002.

                                      More

                                     Ad Two


                                   MEMBERSHIP

         Total health membership at the end of the third quarter was 540,993, compared to 546,501 at the end of the second quarter of 2003, and 588,860 at the end of the third quarter of 2002.

         "We've experienced three consecutive quarters of improving new member enrollment thanks to new product offerings, proprietary agent support tools and other actions," said John R. Lombardi, Executive Vice President & Chief Financial Officer. "However, our revenue and membership results in the quarter reflect a seasonally slower enrollment period as well as restrained hiring among small employers likely due to the slow employment recovery."

         Lombardi added, "Existing trends, as well as expectations we have for sales growth in the fourth quarter, make us hopeful that we may still achieve quarterly revenue and membership growth in 2003."

                             HEALTH SEGMENT RATIOS(2)

         The health segment combined ratio (loss ratio plus expense ratio) was 95.3% in the third quarter, an improvement over the 95.5% reported for the second quarter of 2003. The health segment combined ratio of 95.5% for the first nine months of 2003 is a 100-basis-point improvement over the 96.5% reported for the same period of 2002.

         The health segment loss ratio of 68.2% in the third quarter is up from the 67.5% reported in the second quarter of 2003. However, for the first nine months of 2003, the loss ratio of 67.9% is an improvement over the loss ratio of 68.3% reported in the first nine months of 2002.

         As a result of continuing expense control, AMS' health segment expense ratio improved considerably in the quarter. It was 27.0% in the third quarter of 2003 compared to 28.5% in the same quarter of 2002. The expense ratio was 27.6% for the first nine months of 2003 and 28.1% for the same period of 2002.

                                      More

                                    Ad Three


                            CASH FLOW & BALANCE SHEET

         As anticipated, cash flow provided by operations in the quarter exceeded that for the prior quarters of 2003. Cash flow from operations was $9.1 million for the third quarter and $7.5 million for the first three quarters of 2003.

         At September 30, 2003, AMS had a book value per share of $15.71. That compares to $15.27 at the end of the second quarter and $13.70 at the end of the third quarter of 2002.

                                EARNINGS GUIDANCE

         AMS believes that fourth quarter 2003 earnings per diluted share will be approximately $0.50, which would result in adjusted net income per diluted share of approximately $1.94 for full-year 2003. Including $0.14 in investment gains and income from discontinued operations, GAAP net income for the year would be $2.08 per diluted share.

          In addition, the company now estimates that full-year 2004 earnings will be in a range of $2.13 to $2.18 per diluted share. At this juncture, earnings are expected to fall in the middle of that range. However, they could move higher if the company experiences an improvement in its medical cost trend and if domestic hiring increases among the nation's small employers.

          American Medical Security Group, through its operating subsidiaries, markets health care benefits and insurance products to small businesses, families and individuals. Insurance products of American Medical Security Group are underwritten by United Wisconsin Life Insurance Company. The company serves customers nationwide through partnerships with professional, independent agents and quality health care providers.

                                      # # #

                                      NOTES

(1) AMS management believes that this measure of profitability provides a meaningful presentation of the underlying earnings of the Company's continuing operations. Adjusted net income excludes: (a) income (loss) from discontinued operations related to the sale of the Company's Accountable Health Plans network subsidiary; (b) realized investment gains from the sale of securities net of tax; and (c) the cumulative effect of a change in accounting principle related to a write-down of goodwill upon the adoption of SFAS No. 142.
(2)     Numbers reported reflect those for continuing operations.

         AMS WILL HOST A CONFERENCE CALL TO DISCUSS ITS FINANCIAL RESULTS ON TUESDAY NOVEMBER 4, 2003, AT 10:00 A.M. (CENTRAL TIME). INTERESTED PARTIES MAY LISTEN TO THE CONFERENCE CALL LIVE VIA THE INVESTOR SECTION OF THE COMPANY'S WEBSITE AT WWW.EAMS.COM. LISTEN-ONLY ACCESS TO THE LIVE CONFERENCE CALL IS ALSO AVAILABLE BY DIALING 913-981-5549. FOLLOWING THE LIVE CALL, A REPLAY WILL BE AVAILABLE UNTIL MIDNIGHT, FRIDAY, NOVEMBER 7, 2003, BY DIALING 719-457-0820 (CODE 750806). THIS PRESS RELEASE, ACCOMPANYING FINANCIAL INFORMATION AND OTHER STATISTICAL INFORMATION CONTAINED IN THE CONFERENCE CALL WILL APPEAR IN THE INVESTOR SECTION OF THE COMPANY'S WEBSITE AT WWW.EAMS.COM.


CAUTIONARY STATEMENT: Some of the statements contained in this press release are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements express expectations for or about the future, rather than historical fact. Forward-looking statements are subject to inherent risks and uncertainties that may cause actual results or events to differ materially from those contemplated by such statements. Such risks and uncertainties include, among others, unexpected increases in health care costs; the company's ability to predict future health care costs and adequately price its products; the company's ability to expand its distribution network, generate new sales, sell new products and retain existing members; the company's ability to control expenses during a time of declining revenue and membership; legislative and regulatory matters, including delays in regulatory approvals, changes in government regulation, regulatory action resulting from market conduct activity; general business conditions, including competitive practices and demand for the company's existing and new products; adverse outcomes of legal and administrative proceedings; publicity about the company; development of and changes in claims reserves; general economic conditions that impact the performance of the company's investment portfolio or decisions of consumers to purchase our products; and other factors that may be referred to in American Medical Security Group, Inc.'s reports filed with the Securities and Exchange Commission from time to time. Forward-looking statements made in this release express expectations only as of the date they are made. The company does not undertake any obligation to update or revise such statements as a result of new information or future events.

[AMERICAN MEDICAL SECURITY GROUP, INC. LOGO]


FINANCIAL SUPPLEMENT


AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

INCOME DATA



(in thousands, except earnings per share)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    2002                                           2003
                                       1st Qtr      2nd Qtr       3rd Qtr       4th Qtr        YTD         1st Qtr      2nd Qtr
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
   Premiums                          $ 194,401    $ 190,787     $ 187,135    $ 182,137     $ 754,460     $ 179,055    $ 178,776
   Investment income                     3,924        3,799         3,591        3,691        15,005         3,402        3,345
   Realized investment gain (loss)          14           48            39          (62)           39           375           91
   Fees & other                          4,512        4,116         4,162        4,016        16,806         4,040        3,845
------------------------------------------------------------------------------------------------------------------------------------
     Total revenues                    202,851      198,750       194,927      189,782       786,310       186,872      186,057


EXPENSES
   Benefits                            132,078      129,457       125,376      121,759       508,670       120,598      119,315
   General and administrative           32,389       31,138        31,221       30,404       125,152        29,284       29,244
   Commissions and selling              26,406       26,815        26,398       25,076       104,695        24,042       24,294
   Interest expense                        494          463           460          431         1,848           339          324
   Depreciation                          1,696        1,750         1,771        1,767         6,984         1,777        1,664
   Amortization                            183          182           183          182           730           238          239
------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                    193,246      189,805       185,409      179,619       748,079       176,278      175,080
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES                    9,605        8,945         9,518       10,163        38,231        10,594       10,977
Income taxes                             3,951        3,557         3,704        3,870        15,082         3,997        4,151
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS        5,654        5,388         5,814        6,293        23,149         6,597        6,826

Income (loss) from discontinued
  operations                              (224)        (147)          (76)        (216)         (663)         (134)         (57)
------------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE ACCOUNTING CHANGE          5,430        5,241         5,738        6,077        22,486         6,463        6,769

Cumulative effect of a change in
   accounting principle                (60,098)           -             -            -       (60,098)            -            -
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                    $ (54,668)   $   5,241     $   5,738    $   6,077     $ (37,612)    $   6,463    $   6,769
====================================================================================================================================


PER SHARE DATA
   Adjusted net income - diluted (1) $    0.39    $    0.39     $    0.42    $    0.47     $    1.67     $    0.47    $    0.48
   Income from continuing operations
     - diluted                       $    0.39    $    0.39     $    0.42    $    0.47     $    1.67     $    0.49    $    0.49
   Income (loss) from discontinued
     operations - diluted            $   (0.02)   $   (0.01)    $   (0.01)   $   (0.02)    $   (0.05)    $   (0.01)   $   (0.00)

   Net income (loss) - basic         $   (3.96)   $    0.42     $    0.45    $    0.47     $   (2.88)    $    0.50    $    0.51
   Net income (loss) - diluted       $   (3.77)   $    0.38     $    0.42    $    0.45     $   (2.72)    $    0.48    $    0.48

   Weighted average common shares
     - basic                            13,803       12,615        12,890       12,891        13,047        12,981       13,160
   Weighted average common shares
     - diluted                          14,492       13,681        13,714       13,466        13,835        13,575       14,015


MARGIN ANALYSIS
   Income from continuing operations
     before income taxes                  4.7%         4.5%          4.9%         5.4%          4.9%          5.7%         5.9%
   Net income (loss)                    (26.9%)        2.6%          2.9%         3.2%         (4.8%)         3.5%         3.6%




 (in thousands, except earnings per share)
------------------------------------------------------------------------------------------------------------------------------------
                                        2003                  YTD
                                       3rd Qtr      09/30/02      09/30/03
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
   Premiums                          $ 176,735    $ 572,323     $ 534,566
   Investment income                     3,211       11,314         9,958
   Realized investment gain (loss)       1,416          101         1,882
   Fees & other                          3,899       12,790        11,784
------------------------------------------------------------------------------------------------------------------------------------
     Total revenues                    185,261      596,528       558,190


EXPENSES
   Benefits                            119,218      386,911       359,131
   General and administrative           26,908       94,748        85,436
   Commissions and selling              24,292       79,619        76,628
   Interest expense                        309        1,417           972
   Depreciation                          1,673        5,217         5,114
   Amortization                            238          548           715
------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                    172,638      568,460       523,996
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES                   12,623       28,068        34,194
Income taxes                             4,735       11,212        12,883
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS        7,888       16,856        21,311

Income (loss) from discontinued
  operations                               923         (447)          732
------------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE ACCOUNTING CHANGE          8,811       16,409        22,043

Cumulative effect of a change in
  accounting principle                       -      (60,098)            -
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                    $   8,811    $ (43,689)    $  22,043
====================================================================================================================================


PER SHARE DATA
Adjusted net income - diluted (1)    $    0.49    $    1.20     $    1.44
Income from continuing operations
  - diluted                          $    0.55    $    1.21     $    1.52
Income (loss) from discontinued
  operations - diluted               $    0.06    $   (0.03)    $    0.05

Net income (loss) - basic            $    0.66    $   (3.34)    $    1.67
Net income (loss) - diluted          $    0.61    $   (3.13)    $    1.58

Weighted average common shares
   - basic                              13,392       13,099        13,179
Weighted average common shares
   - diluted                            14,340       13,954        13,978

MARGIN ANALYSIS
   Income before income taxes             6.8%         4.7%          6.1%
   Net income (loss)                      4.8%        (7.3%)         3.9%

(1) - See page 8 for reconciliation of GAAP net income to adjusted net income.




AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

FINANCIAL DATA



(in thousands, except membership)
------------------------------------------------------------------------------------------------------------------------------------
                                                                  2002                                           2003
                                     1st Qtr      2nd Qtr       3rd Qtr        4th Qtr       YTD        1st Qtr       2nd Qtr
------------------------------------------------------------------------------------------------------------------------------------
REVENUE MIX
   Health premiums                   $ 190,720    $ 187,314    $ 183,752     $ 178,891    $ 740,677     $ 175,924     $ 175,703
   Life premiums                         3,678        3,473        3,383         3,246       13,780         3,131         3,073
   Investment income                     3,938        3,847        3,630         3,629       15,044         3,777         3,436
   Service fees                          4,442        4,086        4,091         3,934       16,553         4,003         3,811
   Other                                    73           30           71            82          256            37            34
------------------------------------------------------------------------------------------------------------------------------------
      Total revenues                 $ 202,851    $ 198,750    $ 194,927     $ 189,782    $ 786,310     $ 186,872     $ 186,057
====================================================================================================================================


MEMBERSHIP ANALYSIS
   Fully insured medical               329,531      319,675      309,980       293,341      293,341       278,091       275,323
   Self funded medical                  43,128       43,058       43,426        43,584       43,584        42,704        42,568
   Dental                              240,492      235,250      235,454       234,536      234,536       231,508       228,610
------------------------------------------------------------------------------------------------------------------------------------
      Total Health                     613,151      597,983      588,860       571,461      571,461       552,303       546,501
   Life                                174,126      166,857      158,343       151,206      151,206       144,207       141,930


FINANCIAL STATISTICS
   Book value per share              $   12.19    $   12.87    $   13.70     $   14.16    $   14.16     $   14.68     $   15.27
   Cash flow from operations         $   3,115    $     233    $  16,137     $  15,690    $  35,175     $  (3,575)    $   1,978
   Return on equity, annualized          11.8%        13.5%        13.6%         14.0%        11.2%         14.2%         13.9%
   Debt to total capital                 18.5%        17.2%        16.2%         15.6%        15.6%         15.0%         14.1%
   Common shares outstanding,
     net of treasury                    12,590       12,845       12,890        12,906       12,906        12,936        13,254




(in thousands, except membership)
------------------------------------------------------------------------------------------------------------------------------------
                                        2003                YTD
                                       3rd Qtr     09/30/02      09/30/03
------------------------------------------------------------------------------------------------------------------------------------
REVENUE MIX
   Health premiums                   $ 173,744    $ 561,786    $  525,371
   Life premiums                         2,991       10,534         9,195
   Investment income                     4,627       11,415        11,840
   Service fees                          3,873       12,619        11,687
   Other                                    26          174            97
------------------------------------------------------------------------------------------------------------------------------------
      Total revenues                 $ 185,261    $ 596,528    $  558,190
====================================================================================================================================


MEMBERSHIP ANALYSIS
   Fully insured medical               270,401      309,980       270,401
   Self funded medical                  43,858       43,426        43,858
   Dental                              226,734      235,454       226,734
------------------------------------------------------------------------------------------------------------------------------------
      Total Health                     540,993      588,860       540,993
   Life                                137,395      158,343       137,395


FINANCIAL STATISTICS
   Book value per share              $   15.71    $   13.70    $    15.71
   Cash flow from operations         $   9,092    $  19,485    $    7,495
   Return on equity, annualized          15.3%        11.1%         14.4%
   Debt to total capital                 13.5%        16.2%         13.5%
   Common shares outstanding,
      net of treasury                   13,434       12,890        13,434



AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

BALANCE SHEETS


(in thousands)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    2002                                         2003
                                               3/31         6/30         9/30         12/31         3/31         6/30       9/30
------------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments:
     Securities available for sale, at fair value:
        Fixed maturities                     $ 250,217    $ 257,361    $ 276,601    $ 278,222     $ 283,595   $ 286,044   $ 286,324
     Fixed maturity securities held to
        maturity, at amortized cost              4,303        4,305        4,297        4,288         3,175       3,168       3,483
     Trading securities, at fair value             666          754          786          926         1,142       1,217       1,254
------------------------------------------------------------------------------------------------------------------------------------
          Total investments                    255,186      262,420      281,684      283,436       287,912     290,429     291,061

Cash and cash equivalents                       17,604       14,407       17,629       30,620        20,396      22,036      30,183

Other assets:
     Property and equipment, net                34,460       34,344       34,347       33,061        34,112      35,118      34,445
     Goodwill and other intangibles, net        36,254       36,071       35,889       35,706        35,468      35,229      34,283
     Other assets                               44,744       47,006       44,141       46,117        50,737      49,239      49,378
------------------------------------------------------------------------------------------------------------------------------------
          Total other assets                   115,458      117,421      114,377      114,884       120,317     119,586     118,106
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                 $ 388,248    $ 394,248    $ 413,690    $ 428,940     $ 428,625   $ 432,051   $ 439,350
====================================================================================================================================


LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
     Medical and other benefits payable      $ 132,569    $ 131,950    $ 134,178    $ 134,479     $ 131,650   $ 131,023   $ 127,023
     Advance premiums                           16,634       15,426       16,743       15,200        17,300      16,453      16,150
     Payables and accrued expenses              26,656       24,341       27,850       29,141        23,466      21,039      24,020
     Notes payable                              34,758       34,458       34,158       33,858        33,558      33,258      32,958
     Other liabilities                          24,154       22,715       24,221       33,512        32,736      27,860      28,162
------------------------------------------------------------------------------------------------------------------------------------
          Total liabilities                    234,771      228,890      237,150      246,190       238,710     229,633     228,313


Shareholders' equity:
     Common stock                               16,654       16,654       16,654       16,654        16,654      16,654      16,654
     Paid-in capital                           187,892      189,232      189,738      189,813       190,367     192,362     193,509
     Retained earnings                         (14,198)      (8,957)      (3,219)       2,858         9,321      16,090      24,901
     Unrealized gain (loss) on investments         (74)       3,051        7,655        7,646         8,090       9,964       7,521
     Treasury stock                            (36,797)     (34,622)     (34,288)     (34,221)      (34,517)    (32,652)    (31,548)
------------------------------------------------------------------------------------------------------------------------------------
          Total shareholders' equity           153,477      165,358      176,540      182,750       189,915     202,418     211,037
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $ 388,248    $ 394,248    $ 413,690    $ 428,940     $ 428,625   $ 432,051   $ 439,350
====================================================================================================================================



AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

SEGMENT DATA - HEALTH


(in thousands, except financial statistics)
------------------------------------------------------------------------------------------------------------------------------------
                                                                     2002                                            2003
                                         1st Qtr      2nd Qtr       3rd Qtr       4th Qtr        YTD         1st Qtr      2nd Qtr
------------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
   Revenues:
      Premiums                           $ 190,720    $ 187,314     $ 183,752    $ 178,891     $ 740,677     $ 175,924    $ 175,703
      Investment income                      1,934        1,809         1,484        1,444         6,671         1,715        1,683
      Other revenue                          4,480        4,087         4,127        3,991        16,685         3,965        3,772
------------------------------------------------------------------------------------------------------------------------------------
   Total revenues                          197,134      193,210       189,363      184,326       764,033       181,604      181,158

   Expenses:
      Benefits                             130,842      128,451       124,469      120,883       504,645       119,783      118,637
      General and administrative            32,039       30,352        30,694       30,212       123,297        29,352       29,189
      Commissions and selling               25,752       26,183        25,765       24,483       102,183        23,472       23,724
------------------------------------------------------------------------------------------------------------------------------------
   Total expenses                          188,633      184,986       180,928      175,578       730,125       172,607      171,550
------------------------------------------------------------------------------------------------------------------------------------
   Income from continuing operations
     before income taxes                 $   8,501    $   8,224     $   8,435    $   8,748     $  33,908     $   8,997    $   9,608
====================================================================================================================================


FINANCIAL STATISTICS

   Loss ratio                                68.6%        68.6%         67.7%        67.6%         68.1%         68.1%        67.5%
   Expense ratio:
      General and administrative             14.4%        14.0%         14.5%        14.7%         14.4%         14.4%        14.5%
      Commissions and selling                13.5%        14.0%         14.0%        13.7%         13.8%         13.3%        13.5%
------------------------------------------------------------------------------------------------------------------------------------
   Total expense ratio                       28.0%        28.0%         28.5%        28.3%         28.2%         27.8%        28.0%
------------------------------------------------------------------------------------------------------------------------------------
   Combined ratio                            96.7%        96.6%         96.2%        95.9%         96.3%         95.9%        95.5%
====================================================================================================================================


   Premiums per member per month:
      Fully insured medical              $     168    $     170     $     172    $     174     $     171     $     181    $     184
      Self funded                               53           51            52           52            52            53           53
      Dental                                    22           22            22           23            22            23           23
      Short-term disability                     20           21            21           21            21            22           22

   Benefits cost per member per month:
      Fully insured medical              $     117    $     118     $     118    $     120     $     118     $     125    $     124
      Self funded                               28           26            29           22            26            27           36
      Dental                                    15           15            14           14            15            15           16
      Short-term disability                     14           11             9           12            12            12            8




(in thousands, except financial statistics)
------------------------------------------------------------------------------------------------------------------------------------
                                             2003                YTD
                                            3rd Qtr     09/30/02     09/30/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
   Revenues:
   Premiums                              $  173,744   $  561,786    $ 525,371
   Investment income                          1,596        5,227        4,994
   Other revenue                              3,828       12,694       11,565
------------------------------------------------------------------------------------------------------------------------------------
Total revenues                              179,168      579,707      541,930

Expenses:
   Benefits                                 118,518      383,762      356,938
   General and administrative                27,090       93,085       85,631
   Commissions and selling                   23,727       77,700       70,923
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                              169,335      554,547      513,492
------------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations
  before income taxes                    $    9,833    $  25,160    $  28,438
====================================================================================================================================


FINANCIAL STATISTICS

   Loss ratio                                 68.2%        68.3%        67.9%

   Expense ratio:
      General and administrative              13.4%        14.3%        14.1%
      Commissions and selling                 13.7%        13.8%        13.5%
------------------------------------------------------------------------------------------------------------------------------------
   Total expense ratio                        27.0%        28.1%        27.6%
------------------------------------------------------------------------------------------------------------------------------------
   Combined ratio                             95.3%        96.5%        95.5%
====================================================================================================================================

   Premiums per member per month:
      Fully insured medical              $      184    $     170    $     183
      Self funded                                55           52           54
      Dental                                     24           22           23
      Short-term disability                      23           21           22

   Benefits cost per member per month:
      Fully insured medical              $      127    $     118    $     125
      Self funded                                40           28           34
      Dental                                     15           15           15
      Short-term disability                       3           11            8



AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

SEGMENT DATA - LIFE


(in thousands, except financial statistics)
------------------------------------------------------------------------------------------------------------------------------------
                                                          2002                                     2003                  YTD
                                    1st Qtr   2nd Qtr   3rd Qtr   4th Qtr      YTD     1st Qtr   2nd Qtr  3rd Qtr   9/30/02  9/30/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
   Revenues:
      Premiums                      $ 3,678   $ 3,473   $ 3,383   $ 3,246   $ 13,780   $ 3,131   $ 3,073  $ 2,991  $ 10,534  $ 9,195
      Investment income                 150       153       141       115        559       133       129      121       444      383
      Other revenue                      32        29        27        25        113        75        73       71        88      219
------------------------------------------------------------------------------------------------------------------------------------
   Total revenues                     3,860     3,655     3,551     3,386     14,452     3,339     3,275    3,183    11,066    9,797


   Expenses:
      Benefits                        1,218     1,017       907       864      4,006       837       679      700     3,142    2,216
      General and administrative        540       482       480       489      1,991       510       487      383     1,502    1,380
      Commissions and selling           679       644       643       602      2,568       589       585      582     1,966    1,756
------------------------------------------------------------------------------------------------------------------------------------
   Total expenses                     2,437     2,143     2,030     1,955      8,565     1,936     1,751    1,665     6,610    5,352
------------------------------------------------------------------------------------------------------------------------------------
   Income from continuing operations
     before income taxes            $ 1,423   $ 1,512   $ 1,521   $ 1,431    $ 5,887   $ 1,403   $ 1,524  $ 1,518  $  4,456  $ 4,445
====================================================================================================================================


FINANCIAL STATISTICS

   Loss ratio                         33.1%     29.3%     26.8%     26.6%      29.1%     26.7%     22.1%    23.4%     29.8%    24.1%

   Expense ratio:
      General and administrative      13.8%     13.0%     13.4%     14.3%      13.6%     13.9%     13.5%    10.4%     13.4%    12.6%
      Commissions and selling         18.5%     18.5%     19.0%     18.5%      18.6%     18.8%     19.0%    19.5%     18.7%    19.1%
------------------------------------------------------------------------------------------------------------------------------------
   Total expense ratio                32.3%     31.6%     32.4%     32.8%      32.3%     32.7%     32.5%    29.9%     32.1%    31.7%
------------------------------------------------------------------------------------------------------------------------------------
   Combined ratio                     65.4%     60.9%     59.2%     59.5%      61.3%     59.4%     54.6%    53.3%     61.9%    55.8%
====================================================================================================================================



AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

CORPORATE AND OTHER


(in thousands)
------------------------------------------------------------------------------------------------------------------------------------
                                                         2002                                  2003                      YTD
                                       1st Qtr  2nd Qtr  3rd Qtr  4th Qtr     YTD    1st Qtr  2nd Qtr  3rd Qtr    9/30/02   9/30/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
   Revenues:
      Premiums                         $    3   $    -   $    -   $    -  $     3    $    -   $    -   $     -    $     3  $      -
      Investment income                 1,840    1,837    1,966    2,132    7,775     1,554    1,533     1,494      5,643     4,581
      Realized investment gain (loss)      14       48       39      (62)      39       375       91     1,416        101     1,882
      Other revenue                         -        -        8        -        8         -        -         -          8         -
------------------------------------------------------------------------------------------------------------------------------------
   Total revenues                       1,857    1,885    2,013    2,070    7,825     1,929    1,624     2,910      5,755     6,463


   Expenses:
      Benefits                             18      (11)       -       12       19       (22)      (1)        -          7       (23)
      General and administrative        1,506    2,054    1,818    1,470    6,848     1,199    1,232     1,108      5,378     3,539
      Commissions and selling             (25)     (12)     (10)      (9)     (56)      (19)     (15)      (17)       (47)      (51)
      Interest expense                    494      463      460      431    1,848       339      324       309      1,417       972
      Amortization of intangibles         183      182      183      182      730       238      239       238        548       715
------------------------------------------------------------------------------------------------------------------------------------
   Total expenses                       2,176    2,676    2,451    2,086    9,389     1,735    1,779     1,638      7,303     5,152
------------------------------------------------------------------------------------------------------------------------------------
   Income (loss) from continuing
     operations before income taxes    $ (319)  $ (791)  $ (438)  $  (16) $(1,564)   $  194   $ (155)  $ 1,272    $(1,548) $  1,311
====================================================================================================================================



AMERICAN MEDICAL SECURITY GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO ADJUSTED NET INCOME


(in thousands, except eranings per share)
------------------------------------------------------------------------------------------------------------------------------------
                                                                    2002                                         2003
                                           1st Qtr     2nd Qtr    3rd Qtr    4th Qtr       YTD       1st Qtr    2nd Qtr    3rd Qtr
------------------------------------------------------------------------------------------------------------------------------------
INCOME
   GAAP Net income (loss)                $ (54,668)   $  5,241   $  5,738   $  6,077   $ (37,612)   $  6,463   $  6,769   $  8,811

   Less:
   Cumulative effect of accounting
     principle change                      (60,098)          -          -          -     (60,098)          -          -          -
   Income (loss( from discontinued
     operations                               (224)       (147)       (76)      (216)       (663)       (134)       (57)       923
------------------------------------------------------------------------------------------------------------------------------------
   Income from continuing operations         5,654       5,388      5,814      6,293      23,149       6,597      6,826      7,888

Less:
   Realized investment gains, net
     of tax                                      8          29         24        (38)         24         234         57        885
------------------------------------------------------------------------------------------------------------------------------------
   Adjusted net income                   $   5,646    $  5,359   $  5,790   $  6,331   $  23,125    $  6,363   $  6,769   $  7,003
====================================================================================================================================

 INCOME PER SHARE - DILUTED
   GAAP Net income (loss) per share      $   (3.77)   $   0.38   $   0.42   $   0.45   $   (2.72)   $   0.48   $   0.48   $   0.61

   Less:
   Cumulative effect of accounting
     principle change                        (4.15)          -          -          -       (4.34)          -          -          -
   Income (loss) from discontinued
     operations                              (0.02)      (0.01)     (0.01)     (0.02)      (0.05)      (0.01)     (0.00)     (0.06)
------------------------------------------------------------------------------------------------------------------------------------
   Income from continuing operations          0.39        0.39       0.42       0.47        1.67        0.49       0.49       0.55

   Less:
   Realized invetment gains, net
     of tax                                   0.00        0.00       0.00      (0.00)       0.00        0.02       0.00       0.06
------------------------------------------------------------------------------------------------------------------------------------
   Adjusted net income per share         $    0.39    $   0.39   $   0.42   $   0.47   $    1.67    $   0.47   $   0.48   $   0.49
====================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                    YTD
                                          09/30/02     09/30/03
------------------------------------------------------------------------------------------------------------------------------------
INCOME
   GAAP Net income (loss)                $ (43,689)   $ 22,043

   Less:
   Cumulative effect of accounting
     principle change                      (60,098)          -
   Income (loss( from discontinued
     operations                               (447)        732
------------------------------------------------------------------------------------------------------------------------------------
   Income from continuing operations        16,856      21,311

   Less:
   Realized investment gains, net
     of tax                                     61       1,173
------------------------------------------------------------------------------------------------------------------------------------
   Adjusted net income                   $  16,795    $ 20,138
====================================================================================================================================

 INCOME PER SHARE - DILUTED
   GAAP Net income (loss) per share      $   (3.13)   $   1.58

   Less:
   Cumulative effect of accounting
     principle change                        (4.31)          -
   Income (loss) from discontinued
     operations                              (0.03)       0.05
------------------------------------------------------------------------------------------------------------------------------------
   Income from continuing operations          1.21        1.52

 Less:
   Realized invetment gains, net
     of tax                                   0.00        0.08
------------------------------------------------------------------------------------------------------------------------------------
   Adjusted net income per share         $    1.20    $   1.44
====================================================================================================================================